UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2024

EON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EONR	NYSE American
Redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share	EONR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

As previously disclosed, on November 15, 2023, EON Resources Inc., a Delaware corporation (the “Company”), entered into an employment agreement with Diego Rojas to serve as the Company’s Chief Executive Officer. As previously disclosed, in connection with Mr. Rojas’ resignation from the Company, the Company entered into a separation and release agreement (the “Separation and Release Agreement”) with Mr. Rojas on December 17, 2023. Pursuant to the Separation and Release Agreement, the Company agreed to, among other things, issue to Mr. Rojas 60,000 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”). On October 15, 2024, the Company issued such 60,000 shares of Class A Common Stock to Mr. Rojas.

As previously disclosed, on May 6, 2024, the Company entered into a settlement and mutual release agreement with Rhône Merchant House, Ltd. (“RMH Ltd”), pursuant to which the Company agreed to, among other things, issue to RMH Ltd 150,000 shares of Class A Common Stock, subject to a contractual lockup, as final consideration under that certain Consulting Agreement, dated February 15, 2023, by and between the Company and RMD Ltd, which was deemed terminated as of May 6, 2024. On October 15, 2024, the Company issued such 150,000 shares of Class A Common Stock to RMH Ltd.

On June 3, 2024, the Company agreed to issue to Mike Porter 75,000 shares of Class A Common Stock as consideration for investor relations consulting services provided to the Company. On October 15, 2024, the Company issued such 75,000 shares of Class A Common Stock to Mr. Porter.

As previously disclosed, on November 15, 2023, the Company entered into that certain Senior Secured Team Loan Agreement, among the Company, as borrower, First International Bank & Trust, as lender (“FIBT”), HNRA Upstream, LLC, HNRA Partner, Inc., Pogo Resources, LLC and LH Operating, LLC, as guarantors (as amended, the “Loan Agreement”). In May 2024, each of (i) Dante Caravaggio, LLC, an entity controlled by Dante Caravaggio the Company’s Chief Executive Officer and a member of the Company’s board of directors (the “Board”), (ii) Bryon Blount, a member of the Board, (iii) David M. Smith, the Vice President, General Counsel and Corporate Secretary of the Company, (iv) Jesse Allen, the VP of Operations of the Company, and (v) Mitchell B. Trotter, the Company’s Chief Financial Officer and member of the Board (collectively, the “Pledgors”), personally pledged shares of Class A Common Stock to FIBT as a condition to FIBT providing certain letters of credit. As consideration for the Pledgors’ agreement to pledge shares of Class A Common Stock to FIBT, the Company agreed to issue, and on October 15, 2024 issued, 27,963 shares of Class A Common Stock, equal to 10% of the number of shares pledged, to the Pledgors.

Between October 15, 2024 and October 16, 2024, each of Dante Caravaggio, LLC, Mark Williams, Robert Barba, and Porter, Levay & Rose, Inc. agreed to forgive certain accounts payable of the Company in exchange for shares of Class A Common Stock, issuable at a rate of $1.00 of accounts payable per share of Class A Common Stock. Dante Caravaggio, LLC provided consulting services prior to the closing of the Company’s initial business combination and assigned its right to receive the Class A Common Stock to Donna Caravaggio, the wife of Dante Caravaggio. Mark Williams provided financial consulting services prior to the closing of the Company’s initial business combination, after which he became the Company’s Vice President of Finance and Administration. Robert Barba and Porter, Levay & Rose, Inc. provided, and continue to provide, investor relations services to the Company. On October 16, 2024, the Company issued an aggregate number of 260,000 shares of Class A Common Stock to Ms. Caravaggio, Mr. Williams, Mr. Barba and Porter, Levay & Rose, Inc. in exchange for the forgiveness of $260,000 of outstanding accounts payable.

On October 18, 2024, the Company issued to Pryor Cashman LLP a warrant to purchase up to a total of 1,200,000 shares of Class A Common Stock at an exercise price of $0.75 per share (the “Warrant”). The Warrant is immediately exercisable at any time on or after the date of issuance and has a term of exercise of one year from the date of issuance.

The foregoing descriptions of the Loan Agreement, Separation and Release Agreement and Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan Agreement, Separation and Release Agreement and Warrant, as applicable, copies of which are filed, respectively, as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 23, 2024, Exhibit 10.11 to the Company’s Registration Statement on Form S-1/A, filed on August 5, 2024 (the “Registration Statement”), Exhibit 10.28 to the Registration Statement and Exhibit 4.1 to this Current Report on Form 8-K, and are incorporated by reference herein.

The Class A Common Stock, the Warrant and the shares of Class A Common Stock underlying the Warrant were, and will be, issued in reliance upon the exemption from registration provided by Section 4(a)(2) and Section 3(a)(9) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
4.1	Warrant issued by EON Resources Inc. to Pryor Cashman LLP, dated October 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 21, 2024	EON Resources Inc.

	By:	/s/ Mitchell B. Trotter
	Name:	Mitchell B. Trotter
	Title:	Chief Financial Officer

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